                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

          Check if an application to determine eligibility of a Trustee pursuant to Section 305 (b)(2) ____

                            ------------------------


                                 CITIBANK, N.A.
               (Exact name of trustee as specified in its charter)

                                                       13-5266470
                                                       (I.R.S. employer
                                                       identification no.)

399 Park Avenue, New York, New York                    10043
(Address of principal executive office)                (Zip Code)

                             -----------------------

                          Computer Sciences Corporation
               (Exact name of obligor as specified in its charter)

Nevada                                                 95-2043126
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


2100 East Grand Avenue
El Segundo, California                                 90245
(Address of principal executive offices)               (Zip Code)

                            -------------------------

                                 Debt Securities
                       (Title of the indenture securities)

Item 1.  General Information.

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  NAME                                        ADDRESS
                  ----                                        -------
                  Comptroller of the Currency                 Washington, D.C.

                  Federal Reserve Bank of New York            New York, NY
                  33 Liberty Street
                  New York, NY

                  Federal Deposit Insurance Corporation       Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2.  Affiliations with Obligor.

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                           None.

Item 16. List of Exhibits.

                  List below all exhibits filed as a part of this Statement of Eligibility.

                  Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as exhibits hereto.

                  Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

                  Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

                  Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

                  Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

                  Exhibit 5 - Not applicable.

                  Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

                  Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A. (as of December 31, 2000-attached)

                  Exhibit 8 - Not applicable.

                  Exhibit 9 - Not applicable.


                               ------------------


                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 23rd day of May, 2001.



                                        CITIBANK, N.A.

                                        By /s/WAFAA ORFY
                                           -----------------------------------
                                           Wafaa Orfy
                                           Assistant Vice President

                                Charter No. 1461
                          Comptroller of the Currency
                             Northeastern District
                              REPORT OF CONDITION
                                  CONSOLIDATED
                              DOMESTIC AND FOREIGN
                                SUBSIDIARIES OF

                                 CITIBANK, N.A.

           OF NEW YORK IN THE STATE OF NEW YORK, AT THE CLOSE OF BUSI-NESS ON MARCH 31, 2001, PUBLISHED IN RESPONSE TO CALL MADE BY COMPTROLLER OF THE CURRENCY, UNDER TITLE 12, UNITED STATES CODE, SECTION 161. CHARTER NUMBER 1461 COMPTROLLER OF THE CURRENCY NORTHEASTERN DISTRICT.

                                     ASSETS

                                                           THOUSANDS
                                                           OF DOLLARS

           Cash & balances due:
           Noninterest-bearing balances                     8,899,000
           Interest-bearing balances                       21,247,000

           Securities:
           Held-to-Maturity securities                              0
           Available-for-sale securities                   39,868,000

           Federal funds sold                              11,252,000

           Loans and leases held for sale                   4,215,000
           Loans and Leases, net of
             unearned income                              242,480,000
           LESS: Allowance for loan
             and lease losses                               4,544,000
           Loans and leases, net of
             earned income and allowance                  237,936,000

           Trading assets                                  39,123,000
           Premises and fixed assets                        3,974,000
           Other real estate owned                            286,000
           Investments in unconsolidated
             subsidiaries                                     867,000
           Customers' liability
             on acceptance outstanding                      1,528,000

           Intangible assets:
           Goodwill                                         2,273,000
           Other intangible assets                          3,595,000

           Other assets                                    20,806,000
                                                        -------------
           TOTAL ASSETS                                   395,869,000
                                                        =============

                                   LIABILITIES
           Deposits:
           In domestic offices:                            71,054,000
             Noninterest-bearing                           12,620,000
             Interest-bearing                              58,434,000

           In foreign offices:                            212,602,000
             Noninterest-bearing                           14,351,000
             Interest-bearing                             198,251,000

           Federal funds purchased and
             securities sold                                6,932,000

           Trading liabilities                             29,238,000
           Other borrowed money                            23,697,000
           Bank's liability on acceptances                  1,528,000
           Subordinated notes and
             debentures                                     8,675,000
           Other liabilities                               14,481,000
                                                        -------------
           TOTAL LIABILITIES                              368,207,000
                                                        =============

                                 EQUITY CAPITAL

           Perpetual preferred stock                                0
           Common stock                                       751,000
           Surplus                                         11,554,000
           Retained earnings                               15,961,000
           Accumulated other
             comprehensive income                            -813,000
           Other equity capital components                          0
                                                        -------------
           TOTAL EQUITY CAPITAL                            27,453,000
                                                        -------------

           TOTAL LIABILITIES, MINORITY
           INTEREST AND EQUITY
           CAPITAL                                        395,869,000
                                                        =============

           I, Roger W. Trupin, Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
                                                     ROGER W. TRUPIN
                                                          CONTROLLER

           We, the undersigned directors, attest to the correctness fo this Report of Condition.
           We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.
                                                   VICTOR J. MENEZES
                                                   WILLIAM R. RHODES
                                                   ALAN S. MACDONALD